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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): APRIL 2, 2002



                          WINLAND ELECTRONICS, INC.
            (Exact Name of Registrant as Specified in its Charter)


                                  MINNESOTA
                (State or Other Jurisdiction of Incorporation)


      0-18393                                         41-0992135
(Commission File Number)               (I.R.S. Employer Identification Number)


                                1950 EXCEL DRIVE
                           MANKATO, MINNESOTA 56001
             (Address of Principal Executive Offices) (Zip Code)


                                 507-625-7231
             (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

      On April 2, 2002, Winland Electronics, Inc. issued a press release announcing the postponement of its annual meeting originally scheduled for May 14, 2002. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements:  None.

      (b)   Pro forma financial information:  None.

      (c)   Exhibits:

            Exhibit 99 Press release dated April 2, 2002.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 2, 2002

                                    WINLAND ELECTRONICS, INC.



                                    By    /s/ Lorin E. Krueger
                                      --------------------------------------
                                      Lorin E. Krueger
                                      President and Chief Executive Officer


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            WINLAND ELECTRONICS, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                           Commission File No.:
April 2, 2002                                                          0-18393



EXHIBIT NO.       ITEM

      99          Press Release dated April 2, 2002